                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 10-31-97

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 11/19/97                        /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  10/31/97

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                     ----------    -----------

Gross Profit                                                  0         27,437
                                                     ==========    ===========

         EXPENSES:
         --------

Officer Compensation                                      9,167        268,572
Salary Expenses other Employees                          10,857        342,641
Court-Ordered Stay Bonus                                               162,921
Employee Benefits & Pensions                                                 0
Payroll Taxes                                             1,123         59,750
Other Taxes                                                             87,574
Rent and Lease Expense                                   10,898         22,010
Interest Expense                                        112,895      3,811,766
Insurance                                                20,232        534,475
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone alarms)                                153,827
Depreciation                                                                 0
Travel and Entertainment                                    736         12,445
Repairs and Maintenance                                  19,261        140,350
Advertising                                                                  0
Supplies, Office Expenses, etc.                          28,003        218,844
Other:  Specify Director & Trustee Fees                   9,566         99,187
Other:  Specify Misc. Fees                                               3,095
                                                     ----------    -----------
TOTAL EXPENSES:                                         222,738      5,917,457
                                                     ----------    -----------

NET OPERATING PROFIT/(LOSS)                            (222,738)    (5,890,020)
                                                     ==========    ===========

Add:  Non-Operating Income:
       Interest Income                                    2,890         12,924
       Gain/Loss on Sale of Real Estate                 436,060      6,804,390
       Other Income                                      84,714      1,698,101
TOTAL                                                   523,664      8,515,415
                                                     ==========    ===========
Less: Non-Operating Expenses:
       Professional Fees                              1,747,500      1,800,350
       Other                                             29,564        591,781
                                                     ----------    -----------

NET INCOME / (LOSS)                                  (1,476,138)       233,264
                                                     ==========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                            Month Ending: 10/31/97

ASSETS:                             Current Month     Prior Month        At Filing
Cash:                                   1,273,008       1,227,222           89,252
Inventory:                                                                 791,999
Accounts Receivable: **                34,578,258      34,579,092       35,930,804
Insider Receivables                     7,414,781       7,414,781        7,424,547
Land and Buildings:                    24,232,302      25,898,437       49,365,801
Furniture, Fixtures & Equip:                                               418,000
Accumulated Depreciation:              (5,582,592)     (5,857,842)     (10,623,681)
Other: Prepaids & misc.                 1,075,228       1,122,838          807,689
Other: Utility deposits                    41,981          48,565
                                      -----------     -----------      -----------

TOTAL ASSETS:                          63,032,966      64,433,093       84,204,411
                                      ===========     ===========      ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                         196,912         196,912
Wages and Salaries:                        10,265          10,081
Taxes Payable:                            123,530         121,927
Other:                                  2,381,050         697,396            1,390
                                      -----------      -----------     -----------
TOTAL Postpetition Liab.                2,711,757       1,026,316            1,390
                                      ===========     ===========      ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order        10,968,715      11,433,444       29,002,401
All other Secured Liab.                 3,079,339       4,170,975        7,371,875
                                      -----------     -----------      -----------
TOTAL Secured Liabilities:             14,048,054      15,604,419       36,374,276
                                      ===========     ===========      ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.              879,796         879,795        1,132,770
Unsecured Liabilities                   6,557,078       6,559,542        6,849,397
Other: Accrued Liabilities              4,745,679       4,796,281        5,449,917
                                      -----------     -----------      -----------
TOTAL Prepetition Liab.                12,182,553      12,235,618       13,432,084
                                      ===========     ===========      ===========

Redeemable Preferred Stock             48,265,040      48,265,040       48,265,040
                                      -----------     -----------      -----------
Equity:
Owners' Capital:                        1,692,451       1,692,451        1,692,451
Retained Earnings-Pre Pet.            (16,100,153)    (16,100,153)     (15,560,830)
Retained Earnings-Post Pet.               233,264       1,709,402                0
                                      -----------     -----------      -----------
TOTAL Equity:                         (14,174,438)    (12,698,300)     (13,868,379)
                                      ===========     ===========      ===========
TOTAL LIABILITIES
AND EQUITY:                            63,032,966      64,433,093       84,204,411
                                      ===========      ==========      ===========

______________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                            Period Ended:  10/31/97
Debtor:  Fretter, Inc.                                        Case No:  96-15177

                     Schedule of Postpetition Taxes Payable
                     --------------------------------------

                              Beginning   Accrued/  Payments/   Ending
                               Balance    Withheld  Deposits   Balance
                              ----------  --------  ---------  --------
Income Taxes Withheld:
Federal:                              0      3,200      3,200        0
State:                                0        850        425      425
Local:

FICA Withheld:                        0        974        974        0

Employers FICA:                       0        974        974        0

Unemployment Tax:
Federal:                             82          2         82        2
State:                              467        148        467      148

Sales, Use & Excise Taxes:            0                              0

Property Taxes:                 121,378     14,153     12,576  122,955

Workers' Compensation

Other:
                                -------     ------    -------  -------

TOTALS                          121,927     20,301     18,698  123,530
                                =======     ======    =======  =======

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60    Over 60

PostPetition
Accounts Payable                ______      ______     ______

Accounts Receivable             ______      ______     ______

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 10-1-97   To: 10-31-97

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll        Tax       Cash Coll.      B.T.
                                           Acct.         Acct.        Acct.      Acct. B.T.    Direct(1)
                                          -------       -------       -----      ----------    ---------
A.  Beginning Balance:                   111,165.11    10,784.40     5,280.02          0.00         0.00
                                         ----------    ---------    ---------    ----------    ---------
B.  Receipts. Attach
    Separate Schedule:                   167,927.62    15,136.14     6,147.67          0.00     6,747.66
                                         ----------    ---------    ---------    ----------    ---------
C.  Balance Available
    (A + B):                             279,092.73    25,920.54    11,427.69          0.00     6,747.66
                                         ----------    ---------    ---------    ----------    ---------

D.  Less Disbursements
    Attach Separate
    Schedule:                            125,015.69    15,036.14     6,122.14          0.00     6,747.66
                                         ----------    ---------    ---------    ----------    ---------

E.  ENDING BALANCE
    (C-D)                                154,077.04    10,884.40     5,305.55          0.00         0.00
                                         ----------    ---------    ---------    ----------    ---------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT)

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
                                   -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From: 10-1-97     To: 10-31-97
           -------------                -------------     ------------

Cash Activity Analysis (Cash Basis Only):

                                                General              Tax                Certificate
                                                Savings            Savings                  of
                                                 Acct.              Acct.                 Deposit
                                              ------------        ----------            ----------      ----------      ----------
A.  Beginning Balance:                        1,004,000.00         95,992.74
                                              ------------        ----------            ----------      ----------      ----------

B.  Receipts. Attach Separate Schedule:           2,446.43            326.08            800,000.00
                                              ------------        ----------            ----------      ----------      ----------

C.  Balance Available (A+B):                  1,006,446.43         96,318.82            800,000.00            0.00            0.00
                                              ------------        ----------            ----------      ----------      ----------

D.  Less Disbursements  Attach separate
      schedule:                                 800,012.59             12.00
                                              ------------        ----------            ----------      ----------      ----------

E.  Ending Balance (C-D):                       206,433.84         96,306.82            800,000.00            0.00            0.00
                                              ------------        ----------            ----------      ----------      ----------


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------

Certificate of Deposit
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    2492234907
                                        ----------------------------------------

Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession


                                                                          FORM 5

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------


Dated:                       ------------------------------------
       --------------------          Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank October 1997 Cash Receipts (Account Number 4707-38120-0)

2. Schedules of Michigan National Bank October 1997 Cash Disbursements, Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period October 1, 1997 to October 31, 1997 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period October 1, 1997 to October 31, 1997 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account October 1997 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account October 1997 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period October 1, 1997 to October 31, 1997 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust October 1997 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account October 1997 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period October 1, 1997 through October 31, 1997 (Account Number 4707-38293-5)

11. Schedule of Michigan National Bank Tax Savings Account October 1997 Cash Receipts and Disbursements (Account Number 4707-38357-8)

12. Michigan National Bank Statement of Account for the Period October 1, 1997 to October 31, 1997 (Account Number 4707-38357-8)

13. Evidence of Certificate of Deposit.